UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

NEW AMERICA ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Florida	001-42988	39-2431245
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

725 Fifth Ave, 22nd Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 576-6828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	NWAXU	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NWAX	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	NWAXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2026, New America Acquisition I Corp. (the “Company”) entered into an Administrative Services Agreement (the “Agreement”) with Dominari Holdings Inc. (“Dominari”), an affiliate of certain officers and directors of the Company, pursuant to which Dominari agreed to make available certain office space and administrative services, as may be reasonably required by the Company, for $20,000 per month until the earlier of the consummation by the Company of an initial business combination and the Company’s liquidation.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

On October 15, 2026, the Administrative Services Agreement, dated December 3, 2025, by and between the Company and New America Sponsor I LLC (“Sponsor”), was terminated pursuant to the Termination and Release Agreement, dated as of October 15, 2026, by and between the Company and Sponsor (the “Termination Agreement”).

The foregoing description of the Termination Agreement is only a summary and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Administrative Services Agreement, dated as of October 15, 2026, by and between the Company and Dominari Holdings Inc.
10.2	Termination and Release Agreement, dated as of October 15, 2026, by and between the Company and New America Sponsor I LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026

New America Acquisition I Corp.

By:	/s/ Kyle Wool
Name:	Kyle Wool
Title:	Chief Executive Officer